SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-KA

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                            SECURITIES ACTION OF 1934

                                 April 14, 2000
                                (Date of report)

                         Commission File Number 02-69494

                             GLOBAL GOLD CORPORATION
-----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                                                    13-30265550
(State or Other Jurisdiction of                                 (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


             734 FRANKLIN STREET, SUITE 393 GARDEN CITY, N.Y. 11530
                    (Principal Executive Offices) (Zip code)

       Registrant's Telephone Number, Including Area Code: (516) 773-8975

                                 NOT APPLICABLE

          (Former Name of Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

304(a) (1)

Prior to April 13, 2000, the Registrant engaged as its principal accountant to audit the Registrant's financial statements the firm of Marks Shron & Co., P.C.. On April 13, 2000, the Registrant's Board of Directors approved Feldman Sherb Horowitz & Co., P.C. of 805 Third AVENUE, 21ST Floor, New York, New York, as the Registrant's independent accountant. Feldman Sherb Horowitz & Co., was retained for the purpose of performing an audit on the Registrant's year-end financial statements and to perform reviews of interim financial information disclosed on Forms 10-QSB (effective for fiscal quarters ending on or after March 15, 2000).

304(a) (i)

The Registrant's former accountant, Marks Shron & Co., LLP. Did not resign and did not decline to stand for reelection. The management of the Registrant has determined that a change of auditor is in the best interest of the Company, and therefore, the former accountant simply was replaced as of April 13, 2000. This decision to change accountants was recommended and approved by the Board of Directors.

304(a) (ii)

Reports prepared by the Registrant's principal accountant on the Registrant's financial statements for the period ending December 31, 1998, in addition to the statement of operations, stockholders' equity and cash flow for the period ending December 31, 1998, have not contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

         Mark Shrons' report dated March 26, 1999 on the Company's financial statements for the year ended December 31, 1998 contained the following paragraph:

                  "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, management must secure significant additional investor and/or lender financing and ultimately must commence profitable operations. These matters raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties."

304(a)(iv)

During fiscal year ended December 31, 1998 and the subsequent interim periods to the date hereof, there were no disagreements between the Company and Marks Shron on any accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marks Shron would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Item 304(a) (2)

On April 13, 2000, the Registrant engaged Feldman Sherb Horowitz & Co., P.C. as its principal accountant to audit the Company's financial statements for the year ending December 31, 1999 and to review the 10-QSB filings. During the Company's most recent year and through April 13, 2000 the Company has not consulted with Feldman Sherb Horowitz & Co. concerning the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

The Company has authorized Marks Shron to respond fully to any inquiries from Feldman Sherb Horowitz & Co., P.C.


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ITEM NO. 7.  EXHIBITS

(16)     Letter on change in certifying accountant.

Pursuant to Item 301(a) (3) of Regulation S-B, the Company has provided its former accountant with a copy of this Form 8-K and has requested its former accountant to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. Due to the unavailability of the requested letter at the time of this filing, the letter shall be filed in compliance with the requirements of Item 304(a) (3) upon receipt.

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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      GLOBAL GOLD CORPORATION
                                                      BY: /S/ DRURY J. GALLAGHER
                                                      Drury J. Gallagher
                                                      Chief Executive Officer

April 13, 2000